Risks and Concentration	12 Months Ended
Mar. 31, 2026
Risks and Concentration
Risks and Concentration

NOTE 9— Risks and Concentration

a)Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company’s interest rate risk arises primarily from short-term and long-term borrowings. Borrowings issued at variable rates expose the Company to cash flow interest rate risk and fair value interest rate risk respectively.

b)Concentration of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash. As of March 31, 2026 and 2025, approximately $5.9 million and $6.5 million were deposited with financial institutions located in the PRC, respectively, among which, $5,090,160 and $5,817,823 are not covered by insurance, respectively. While management believes that these financial institutions are of high credit quality, it also continually monitors their credit worthiness.

The Company is also exposed to risk from its accounts receivable and advances to vendors. These assets are subjected to credit evaluations. An allowance has been made for estimated unrecoverable amounts which have been determined by reference to past default experience and the current economic environment.

A majority of the Company’s expense transactions are denominated in RMB and a significant portion of the Company and its subsidiaries’ assets and liabilities are denominated in RMB. RMB is not freely convertible into foreign currencies. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at the exchange rates set by the People’s Bank of China (“PBOC”). Remittances in currencies other than RMB by the Company in China must be processed through the PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to process the remittance.

The Company’s functional currency is the RMB whose reporting currency is the U.S. dollars. The RMB depreciated by 4.4% from the year ended March 31, 2023 to the year ended March 31, 2024. The RMB further depreciated by 0.9% from the year ended March 31, 2024 to the year ended March 31, 2025. The RMB appreciated by 1.6% from the year ended March 31, 2025 to the year ended March 31, 2026. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the RMB and the U.S. dollar in the future. The change in the value of the RMB relative to the U.S. dollar may affect its financial results reported in the U.S. dollar terms without giving effect to any underlying changes in its business or results of operations. Currently, the Company’s assets, liabilities, revenues and costs are denominated in RMB.

To the extent that the Company needs to convert U.S. dollars into RMB for capital expenditures and working capital and other business purposes, appreciation of RMB against U.S. dollar would have an adverse effect on the RMB amount the Company would receive from the conversion. Conversely, if the Company decides to convert RMB into U.S. dollar for the purpose of making payments for dividends, strategic acquisition or investments or other business purposes, appreciation of U.S. dollar against RMB would have a negative effect on the U.S. dollar amount available to the Company.

c)Concentration of customers and vendors

Substantially all revenue was derived from customers located in China. For the year ended March 31, 2026, two third - party customers accounted for 28.9% and 26.0% of the Company’s total revenues, and one related party customer accounted for 27.5% of the Company’s total revenue, respectively. For the year ended March 31, 2025, three third-party customers accounted for 23.5%, 21.6% and 16.0% of the Company’s total revenues, and one related party customer accounted for 27.8% of the Company’s total revenue, respectively. For the year ended March 31, 2024, three third-party customers accounted for 18.4%, 17.1% and 13.0% of the Company’s total revenues, and one related party customer accounted for 20.4% of the Company’s total revenue, respectively.

As of March 31, 2026, two third-party customers accounted for 30.1% and 24.9% of the total accounts receivable balance and one related party customer accounted for 42.4% of the Company’s total accounts receivable balance, respectively. As of March 31, 2025, three third-party customers accounted for 31.0%, 26.3% and 15.1% of the total accounts receivable balance and one related party customer accounted for 22.8% of the Company’s total accounts receivable balance, respectively.

For the year ended March 31, 2026, three vendors accounted for 31.0%, 27.9% and 18.3% of the Company’s total purchases, respectively.

For the year ended March 31, 2025, four vendors accounted for 23.4%, 23.3%, 13.0% and 10.0% of the Company’s total purchases, respectively. For the year ended March 31, 2024, four vendors accounted for 22.6%, 17.7%, 10.8% and 10.1% of the Company’s total purchases, respectively.

As of March 31, 2026, two vendors accounted for 50.4% and 48.8% of the total advances to vendors’ balance, respectively. As of March 31, 2025, two vendors accounted for 44.9% and 39.6% of the total advances to vendors’ balance, respectively.

As of March 31, 2026, three vendors accounted for 41.7%, 14.9% and 11.3% of the total accounts payable balance, respectively. As of March 31, 2025, four vendors accounted for 40.5%, 14.7%, 12.6% and 12.1% of the total accounts payable balance, respectively.

d)VIE risk

Under the Contractual Agreements with the consolidated VIEs, the Company has the power to direct activities of the consolidated VIEs and subsidiaries of the VIEs through the Company’s relevant PRC subsidiary, and can have assets transferred freely out of the consolidated VIEs and subsidiaries of the VIEs without restrictions. Therefore, the Company considers that there is no asset of the consolidated VIEs that can only be used to settle obligations of the respective consolidated VIEs, except for the registered capital of the consolidated VIEs amounting to approximately $5.4 million and $5.4 million as of March 31, 2026 and 2025, respectively. Since the consolidated VIEs and VIEs’ subsidiaries are incorporated as limited liability companies under the PRC Law, creditors of the consolidated VIEs and VIEs’ subsidiaries do not have recourse to the general credit of the Company.

The Company believes that the Company’s relevant PRC subsidiaries’ Contractual Arrangements with the consolidated VIEs are in compliance with PRC laws and regulations, as applicable, and are legally binding and enforceable. However, uncertainties in the PRC legal system could limit the Company’s ability to enforce these Contractual Arrangements.

In addition, if the current structure or any of the Contractual Arrangements were found to be in violation of any existing or future PRC law, the Company may be subject to penalties, which may include, but not limited to, cancellation or revocation of the Company’s business and operating licenses and being required to restructure the Company’s operations or terminate the Company’s operating activities. The imposition of any of these or other penalties may result in a material and adverse effect on the Company’s ability to conduct its operations. In such case, the Company may not be able to operate or control the VIEs, which may result in deconsolidation of the VIEs.